UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 4 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	December 1, 2006
(June 6, 2005)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by PNM Resources, Inc. (“PNMR”) on June 10, 2005 in connection with the acquisition of TNP Enterprises, Inc. and subsidiaries (“TNP”), which was completed on June 6, 2005. This Form 8-K/A is the fourth amendment; the third amendment to the June 10, 2005 Current Report on Form 8-K was filed by PNMR on November 14, 2005; the second amendment to the June 10, 2005 Current Report on Form 8-K was filed by PNMR on September 27, 2005; the first amendment to the June 10, 2005 Current Report on Form 8-K was filed by PNMR on August 1, 2005. The Current Report on Form 8-K dated June 10, 2005 is being amended to include the pro forma financial information, as of December 31, 2005, required by Item 9.01 (b).

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statement of earnings of PNMR for the year ended December 31, 2005, which gives effect to PNMR’s acquisition of TNP, is attached as Exhibit 99.1.

(c)	Exhibits:

Exhibit Number Description

99.1	PNMR’s Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 1, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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